Note 9 - Senior Notes, Credit Facilities, and Capital Leases (Details) - Annual Maturities of Capital Lease Commitments, Including Interest (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Annual Maturities of Capital Lease Commitments, Including Interest [Abstract]0
2014	$ 6,970
2015	7,120	6,049
2016	5,476	5,821
2017	2,065	4,618
Total	21,631	18,419
Less: imputed interest	(960)	(920)
Net capital lease obligation	$ 20,671	$ 17,499	$ 10,300